Income Taxes - Deferred Tax Assets And Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets
Net operations loss carry forward	$ 0	$ 1,723
Accelerated depreciation of assets	101	65
Pension	1,184	608
Total deferred tax assets	1,285	2,396
Less: valuation allowance	(1,285)	(2,396)
Total deferred tax assets, net	$ 0	$ 0